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                                                                    EXHIBIT 99.2

PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                                UTI ENERGY CORP.


         The undersigned hereby appoints Vaughn E. Drum and John E. Vollmer, III proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of UTI Energy Corp. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of UTI Stockholders to be held _______________, 2001 or any adjournment thereof.


       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)



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                              FOLD AND DETACH HERE




       UTI ENERGY CORP.                 SPECIAL
                                        MEETING OF
                                        STOCKHOLDERS


                                                             , 2001   10:00 A.M.
                                        ---------------------

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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY          Please mark your vote
THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED             as indicated in this       [X]
FOR ALL PROPOSALS.                                                                                example



UTI PROXY CARD


1.       Adoption of the Agreement and Plan of Merger,             2.       In their discretion, the proxies are
         dated as of February 4, 2001, between                              authorized to vote upon any other matter as
         Patterson Energy, Inc. and UTI Energy Corp.,                       may properly come before the meeting.
         and approval of the transactions contemplated
         thereby, including the merger, pursuant to
         which UTI Energy Corp. will be merged with and
         into Patterson Energy, Inc., and each share of
         common stock, $0.001 par value, of UTI Energy
         Corp. issued and outstanding immediately prior
         to the merger (other than shares held by
         Patterson Energy, Inc. and UTI Energy Corp. or
         their respective subsidiaries, which will be
         canceled) will be converted into the right to
         receive one share of common stock, $0.01 par
         value, of Patterson Energy, Inc.


         FOR               AGAINST                  ABSTAIN                 I PLAN TO ATTEND THE MEETING.  [ ]
         [ ]                 [ ]                      [ ]



                                                                            Please sign exactly as name appears below.
                                                                            When shares are held by joint tenants, both
                                                                            should sign. When signing as attorney,
                                                                            executor, administrator, trustee, or guardian,
                                                                            please give full title as such. If a
                                                                            corporation, please sign in full corporate
                                                                            name by President or other authorized officer.
                                                                            If a partnership, please sign in partnership
                                                                            name by authorized person.


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                                                                            Date:_______________________, 2001



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                                                                                    (Signature)


                                                                   --------------------------------------------
                                                                             (Signature if held jointly)



                     PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
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                                                 --FOLD AND DETACH HERE--

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                                SPECIAL MEETING
                                      OF
                               UTI ENERGY CORP.


                                                   , 2001
                         --------------------------
                                  10:00 A.M.

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